UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report: May 3, 2011
DOLE FOOD COMPANY, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-4455	99-0035300

(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)
One Dole Drive
Westlake Village, California 91362
(Address of Principal Executive Offices and Zip Code)
Registrant’s telephone number, including area code: (818) 879-6600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
Item 7.01. Regulation FD Disclosure
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-99.1
EX-99.2

Section 2. Financial Information.
Item 2.02. Results of Operations and Financial Condition.
On May 3, 2011, Dole Food Company, Inc. issued a press release to report first quarter 2011 results and related matters. The text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
Section 7. Regulation FD
Item 7.01. Regulation FD Disclosure
On May 3, 2011, Dole will host a previously announced conference call/webcast and slide presentation at 4:45 p.m. EDT, in connection with Dole’s May 3, 2011 filing of its Quarterly Report on Form 10-Q. As noted in the April 26, 2011 press release announcing the conference call/webcast and slide presentation, any interested party can listen to the call using the telephone numbers and passcode provided in the press release, and the webcast and slide presentation are available to the public on the website provided in the press release. The slide presentation furnished as Exhibit 99.2 to this Current Report on Form 8-K is the slide presentation available on such website and will be discussed on the conference call/webcast and slide presentation.
Section 9. Financial Statement and Exhibits
Item 9.01. Financial Statements and Exhibits
(d) Exhibits:
99.1	Press Release dated May 3, 2011 re first quarter 2011 results and related matters.

99.2	Slide presentation to be discussed on publicly accessible May 3, 2011 conference call/webcast and slide presentation.
Pursuant to the rules and regulations of the Securities and Exchange Commission, the exhibits and the information set forth therein and herein are furnished to the Commission and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

May 3, 2011	Dole Food Company, Inc. Registrant

	By:	/s/ Joseph S. Tesoriero Joseph S. Tesoriero
Executive Vice President and Chief
Financial Officer

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EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release dated May 3, 2011 re first quarter 2011 results and related matters.

99.2	Slide presentation to be discussed on publicly accessible May 3, 2011 conference call/webcast and slide presentation.

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